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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)         April 7, 2003
                                                 -------------------------------

                        SOURCE INTERLINK COMPANIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Missouri
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                 (State or Other Jurisdiction of Incorporation)

        1-13437                                         43-1710906
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(Commission File Number)                       (IRS Employer Identification No.)


27500 Riverview Center Blvd, Suite 400, Bonita Springs, FL               34134
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     (Address of Principal Executive Offices)                         (Zip Code)


                                 (239) 949-4450
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              (Registrant's Telephone Number, Including Area Code)

    Two City Place Drive, Suite 380, St.Louis, MO             63141
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          (Former Name or Former Address, if Changed Since Last Report)


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                        SOURCE INTERLINK COMPANIES, INC.

                                    FORM 8-K

ITEM 5.  OTHER EVENTS.

         Source Interlink Companies, Inc. ("Source") has changed the date of its annual shareholders meeting. Source has tentatively scheduled its 2003 Annual Meeting of Shareholders for July 22, 2003. Because this date is more than thirty days in advance of the date of the 2002 Annual Meeting of Shareholders held on November 12, 2002, the deadlines for submission and acceptance of shareholder proposals that were published in Source's Proxy Statement for the 2002 Annual Meeting are no longer practicable.

         Consequently, May 22, 2003, is the revised deadline for shareholders to submit proposals pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 for inclusion in Source's Proxy Statement for its 2003 Annual Meeting of Shareholders. Also, shareholder proposals intended to be presented at Source's 2003 Annual Meeting of Shareholders, including proposals for the nomination of directors, must now be received by Source by May 22, 2003, to be considered at its 2003 Annual Meeting.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 8, 2003

                                      SOURCE INTERLINK COMPANIES, INC


                       By:    /s/ Marc Fierman
                           -----------------------------------------------------
                                                Marc Fierman
                                 Vice President and Chief Financial Officer